FFTW FUNDS, INC.
                         PROSPECTUSES DATED MAY 1, 2003
                       SUPPLEMENT DATED DECEMBER 8, 2003


THE FOLLOWING IS HEREBY INSERTED AS THE THIRD AND FOURTH PARAGRAPHS OF THE SECTION OF EACH PROSPECTUS ENTITLED "SHAREHOLDER INFORMATION - PURCHASES:"

     Certain investor activity, such as frequent trading in Portfolio shares, can harm the interests of a Portfolio and its long-term investors. In order to ensure compliance with the Fund's procedures and to protect the interests of long-term investors, the Fund monitors trading in Portfolio shares by direct and beneficial shareholders. The Fund works with intermediaries that sell or facilitate distribution of Portfolios shares to identify abusive trading practices in omnibus accounts. The Fund reserves the right to take appropriate action as it deems necessary including, but not limited to, refusing to accept purchase orders in order to protect the interests of long-term shareholders.

     Although the Fund takes certain steps, including the monitoring of subscription and redemption activity, to prevent abusive trading practices, there can be no guarantee that all such practices will be detected or prevented.